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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 of the

                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 17, 2003


                             Discover Card Master Trust I
       -----------------------------------------------------------------
               (Exact name of registrant as specified in charter)



  Delaware                            0-23108                    51-0020270
--------------                      ------------             -------------------
  (State of                         (Commission                 (IRS Employer
Organization)                       File Number)             Identification No.)


c/o Discover Bank
12 Read's Way
New Castle, Delaware                                                19720
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(Address of principal executive offices)                          (Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7434
                                                   ----------------

Former name or former address, if changed since last report:  Not Applicable


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Item 5.           Other Events

         Series 2003-1. On January 17, 2003, the registrant made available to investors a prospectus supplement, dated January 10, 2003, and prospectus, dated January 10, 2003, with respect to the issuance of $500,000,000 Floating Rate Class A, Subseries 1 Credit Card Pass-Through Certificates, $26,316,000 Floating Rate Class B, Subseries 1 Credit Card Pass-Through Certificates, $500,000,000 Floating Rate Class A, Subseries 2 Credit Card Pass-Through Certificates, $26,316,000 3.45% Class B, Subseries 2 Credit Card Pass-Through Certificates, $500,000,000 Floating Rate Class A, Subseries 3 Credit Card Pass-Through Certificates and $26,316,000 Floating Rate Class B, Subseries 3 Credit Card Pass-Through Certificates of Discover Card Master Trust I, pursuant to the Pooling and Servicing Agreement, dated as of October 1, 1993, between Discover Bank (formerly Greenwood Trust Company) as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee, as amended, and the Series Supplement for Series 2003-1, to be dated as of January 22, 2003, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee. A copy of the prospectus and prospectus supplement is attached as
Exhibit 99.

Item 7.        Exhibits

Exhibit No.    Description
-----------    -----------

Exhibit 99 Prospectus, dated January 10, 2003, and Prospectus Supplement, dated January 10, 2003, with respect to the Floating Rate Class A, Subseries 1 Credit Card Pass-Through Certificates, the Floating Rate Class B, Subseries 1 Credit Card Pass-Through Certificates, the Floating Rate Class A, Subseries 2 Credit Card Pass-Through Certificates, the 3.45% Class B, Subseries 2 Credit Card Pass-Through Certificates, the Floating Rate Class A, Subseries 3 Credit Card Pass-Through Certificates and the Floating Rate Class B, Subseries 3 Credit Card Pass-Through Certificates of Discover Card Master Trust I, Series 2003-1.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            Discover Card Master Trust I
                                              (Registrant)


                                            By:  Discover Bank
                                                 (Originator of the Trust)



Date: January 17, 2003                      By: Michael F. Rickert
                                               ------------------------------
                                                Michael F. Rickert
                                                Vice President, Chief Accounting
                                                  Officer and Treasurer



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                               INDEX TO EXHIBITS


Exhibit     Description                                                     Page
-------     -----------                                                     ----

Exhibit 99  Prospectus, dated January 10, 2003, and Prospectus               --
            Supplement, dated January 10, 2003, with respect to the Floating Rate Class A, Subseries 1 Credit Card Pass-Through Certificates, the Floating Rate Class B, Subseries 1 Credit
            Card Pass-Through Certificates, the Floating Rate Class A, Subseries 2 Credit Card Pass-Through Certificates, the 3.45%
            Class B, Subseries 2 Credit Card Pass-Through Certificates, the Floating Rate Class A, Subseries 3 Credit Card
            Pass-Through Certificates and the Floating Rate Class B,
            Subseries 3 Credit Card Pass-Through Certificates of
            Discover Card Master Trust I, Series 2003-1.


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